Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report of Alliance Bancshares California (the “Company”) on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis S. Reis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

               (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CURTIS S. REIS

President and Chief Executive Officer

Date:  May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Alliance Bancshares California and will be retained by Alliance Bancshares California and furnished to the Securities and Exchange Commission or its staff upon request.